JOHN HANCOCK

                                  Declaration Funds


                                  [LOGO] Prospectus
                                         August 2, 1999


--------------------------------------------------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not judged whether these funds are good investments or whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


[Clip Art] Growth
              V.A. Financial Industries Fund

[Clip Art] Growth & Income
              V.A. Core Equity Fund formerly V.A. Independence Equity Fund V.A. Sovereign Investors Fund

[Clip Art] Income
              V.A. Bond Fund
              V.A. Money Market Fund
              V.A. Strategic Income Fund

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue, Boston, Massachusetts 02199-7603

Contents
--------------------------------------------------------------------------------

General information about     Overview                                         4
the Declaration funds.
                              Your investment choices                          5

A fund-by-fund summary        [Clip Art] Growth
of goals, strategies, risks,
performance and financial         V.A. Financial Industries Fund               6
highlights.
                              [Clip Art] Growth & Income

                                  V.A. Core Equity Fund                        8

                                  V.A. Sovereign Investors Fund               10

                              [Clip Art] Income

                                  V.A. Bond Fund                              12

                                  V.A. Money Market Fund                      14

                                  V.A. Strategic Income Fund                  16


Transaction policies and      Account information
other information affecting   Buying and selling fund shares                  18
your fund investment.         Valuing fund shares                             18
                              Fund expenses                                   18
                              Dividends and taxes                             18

Further information on the    Fund details
Declaration funds.            Business structure                              19

                              For more information                    back cover

Overview
--------------------------------------------------------------------------------

FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on page six. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Past perfomance The fund's total return, measured year-by-year and over time.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to five years.

JOHN HANCOCK DECLARATION FUNDS

These funds offer investment choices for the variable annuity contracts and variable life insurance policies of certain insurance companies. You should read this prospectus together with the attached prospectus of the insurance product you are considering.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock Declaration funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $30 billion in assets.

Your Investment Choices
--------------------------------------------------------------------------------

The Declaration funds offer you 6 investment choices to suit a variety of objectives. Each fund has its own strategy and its own risk/reward profile.

[Clip Art] Growth Funds

o  V.A. Financial Industries Fund

This fund seeks long-term growth by investing primarily in common stocks. It may be appropriate if you are investing for long-term goals such as retirement and are willing to accept higher short-term risk along with higher potential long-term returns. Because growth funds will go up and down in value, they may not be appropriate if you are uncomfortable with stock market risk or have a shorter investment time horizon.

[Clip Art]  Growth & Income Funds

o  V.A. Core Equity Fund

o  V.A. Sovereign Investors Fund

These funds invest for varying combinations of income and capital appreciation. Because of their income potential, they may be appropriate if you are looking for a more conservative alternative to exclusively growth-oriented funds. However, they may not be appropriate if you are investing for maximum return over a long time horizon or need stability of principal.

[Clip Art] Income Funds

o  V.A. Bond Fund

o  V.A. Money Market Fund

o  V.A. Strategic Income Fund

These funds seek to provide current income without sacrificing total return, and some also invest for stability of principal. They may be appropriate if you are seeking a regular stream of income. They may not be appropriate if you are investing for maximum return or need absolute stability of your principal.

V.A. Financial Industries Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in U.S. and foreign financial services companies, including banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms and insurance companies.

In managing the portfolio, the managers concentrate primarily on stock selection rather than industry allocation. The portfolio may include financial services companies of all sizes and types.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industrywide trend toward consolidation, the managers also seek out companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

James K. Schmidt, CFA
---------------------------------------
Executive vice president of adviser
Joined team in 1997
Joined adviser in 1985
Began career in 1979

Thomas M. Finucane
---------------------------------------
Vice president of adviser
Joined team in 1997
Joined adviser in 1990
Began career in 1990

Thomas C. Goggins
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1995
Began career in 1981

PAST PERFORMANCE

[Clip Art] The graph shows the fund's total return, while the table shows performance over time along with a broad-based market index for reference. This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
Total return -- calendar year
--------------------------------------------------------------------------------
                                                              1998

                                                              8.55%

Best quarter: up 16.06%, fourth quarter 1998
Worst quarter: down 16.76%, third quarter 1998

Total return for the first three months of 1999: -2.01%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     8.55%        28.60%
 Life of fund - began 4/30/97                               25.76%       31.38%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] As with most growth funds, the value of your investment will go up and down in response to stock market movements. Another major factor in this fund's performance is the economic condition of the financial services sector. The value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

When interest rates fall or economic conditions deteriorate, the stocks of financial services companies often suffer greater losses than other stocks. Rising interest rates can cut into profits by reducing the difference between these companies' borrowing and lending rates.

The fund's management strategy will influence performance significantly. Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Similarly, if the managers' stock selection strategy doesn't perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. Junk bond prices can fall on bad news about the economy, an industry or a company.

o  Certain derivatives could produce disproportionate gains or losses.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

--------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                                   12/97(1)         12/98
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                           $10.00           $13.44
Net investment income (loss)(2)                                                                  0.11             0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions         3.39             0.97
Total from investment operations                                                                 3.50             1.15
Less distributions:
  Dividends from net investment income                                                          (0.05)           (0.14)
  Distributions from net realized gain on investments sold                                      (0.01)           (0.00)(3)
  Total distributions                                                                           (0.06)           (0.14)
Net asset value, end of period                                                                 $13.44           $14.45
Total investment return at net asset value(4) (%)                                               35.05(5)          8.55
Total adjusted investment return at net asset value(4,6) (%)                                    34.71(5)            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                   18,465           54,569
Ratio of expenses to average net assets (%)                                                      1.05(7)          0.92
Ratio of adjusted expenses to average net assets(8) (%)                                          1.39(7)            --
Ratio of net investment income (loss) to average net assets (%)                                  1.32(7)          1.25
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                      0.98(7)            --
Portfolio turnover rate (%)                                                                        11               38
Fee reduction per share(2) ($)                                                                   0.03               --

(1) Began operations on April 30, 1997.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Less than $0.01 per share.
(4) Assumes dividend reinvestment.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) Unreimbursed, without fee reduction.

V.A. Core Equity Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks above-average total return (capital appreciation plus income). To pursue this goal, the fund invests in a diversified portfolio of primarily large-capitalization stocks. The portfolio's risk profile is similar to that of the S&P 500 Index.

The managers select from a menu of stocks of approximately 550 companies that evolves over time. Approximately 70% to 80% of these companies also are included in the S&P 500 Index. The subadviser's investment research team is organized by industry and tracks these companies to develop earnings estimates and five-year projections for growth. A series of proprietary computer models uses this in-house research to rank the stocks according to their combination of:

o  value, meaning they appear to be underpriced

o  momentum, meaning they show potential for strong growth

This process, together with a risk/return analysis against the S&P 500 Index, results in a portfolio of approximately 100 to 130 of the stocks from the top 60% of the menu. The fund must sell any stocks that fall into the bottom 20% of the menu.

In normal market conditions, the fund is almost entirely invested in stocks. The fund may, however, invest in certain other types of equity and debt securities, including dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

SUBADVISER

Independence Investment
Associates, Inc.
---------------------------------------
Team responsible for day-to-day
investment management

A subsidiary of John Hancock
Mutual Life Insurance Company

Founded in 1982

Supervised by the adviser

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                 1997     1998

                                                                30.68%   28.42%

Best quarter: up 23.16%, fourth quarter 1998
Worst quarter: down 13.01%, third quarter 1998

Total return for the first three months of 1999: 3.08%
--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     28.42%       28.60%
 Life of fund - began 8/29/96                               30.85%       33.49%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small- or medium-capitalization stocks.

The fund's management strategy will influence performance significantly. If the investment research team's earnings estimates or projections turn out to be inaccurate, or if the proprietary computer models don't perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially inadequate or inaccurate financial information and social or political upheavals.

o  Certain derivatives could produce disproportionate gains or losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------
Period ended:                                                                      12/96(1)        12/97        12/98
-----------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00          $11.11       $14.11
Net investment income (loss)(2)                                                     0.06            0.16         0.10
Net realized and unrealized gain (loss) on investments                              1.12            3.23         3.90
Total from investment operations                                                    1.18            3.39         4.00
Less distributions:
  Dividends from net investment income                                             (0.06)          (0.14)       (0.10)
  Distributions from net realized gain on investments sold                         (0.01)          (0.25)       (0.27)
  Total distributions                                                              (0.07)          (0.39)       (0.37)
Net asset value, end of period                                                    $11.11          $14.11       $17.74
Total investment return at net asset value(3) (%)                                  11.78(4)        30.68        28.42
Total adjusted investment return at net asset value(3,5) (%)                       10.66(4)        30.04           --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       1,149           8,719       26,691
Ratio of expenses to average net assets (%)                                         0.95(6)         0.95         0.95
Ratio of adjusted expenses to average net assets(7) (%)                             4.23(6)         1.59           --
Ratio of net investment income (loss) to average net assets (%)                     1.60(6)         1.24         0.65
Ratio of adjusted net investment income (loss) to average net assets(7) (%)        (1.68)(6)        0.60           --
Portfolio turnover rate (%)                                                           24              53           55
Fee reduction per share(2) ($)                                                      0.12            0.08           --

(1) Began operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

V.A. Sovereign Investors Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks long-term growth of capital and income without assuming undue market risks. To pursue these goals, the fund normally invests most of its assets in a diversified portfolio of stocks, although it may respond to market conditions by investing in other types of securities, such as bonds or short-term securities.

All of the fund's stock investments are "dividend performers" -- companies whose dividend payments have increased steadily for ten years. The managers use fundamental financial analysis to identify individual companies with high-quality income statements, substantial cash reserves and identifiable catalysts for growth, which may be new products or benefits from industrywide growth. The managers generally visit companies to evaluate the strength and consistency of their management strategy. Finally, the managers look for stocks that are reasonably priced relative to their earnings and industry. Historically, companies that meet these criteria have tended to have large or medium capitalizations.

The fund may invest in bonds of any maturity, with up to 5% of assets in junk bonds rated as low as C and their unrated equivalents.

The fund typically invests in U.S. companies but may invest in dollar-denominated foreign securities. It may also make limited use of certain derivatives (investments whose value is based on indices or securities).

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

John F. Snyder III
---------------------------------------
Executive vice president of adviser
Joined team in 1996
Joined adviser in 1991
Began career in 1971

Barry H. Evans, CFA
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1986
Began career in 1986

Peter M. Schofield, CFA
---------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1996
Began career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                  1997    1998

                                                                 28.43%  16.88%

Best quarter: up 15.75%, fourth quarter 1998
Worst quarter: down 6.87%, third quarter 1998

Total return for the first three months of 1999: -1.98%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     16.88%       28.60%
 Life of fund - began 8/29/96                               23.08%       33.49%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock and bond market movements.

The fund's management strategy will influence performance significantly. Large- or medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on small-capitalization stocks. Similarly, if the managers' securities selection strategies don't perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise and longer maturity will increase volatility. Junk bond prices can fall on bad news about the economy, an industry or a company.

o  Certain derivatives could produce disproportionate gains or losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political upheavals.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

-------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                      12/96(1)        12/97         12/98
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00          $10.74        $13.59
Net investment income (loss)(2)                                                     0.07            0.22          0.27
Net realized and unrealized gain (loss) on investments                              0.76            2.82          2.00
Total from investment operations                                                    0.83            3.04          2.27
Less distributions:
  Dividends from net investment income                                             (0.07)          (0.18)        (0.25)
  Distributions from net realized gain on investments sold                         (0.02)          (0.01)           --
  Total distributions                                                              (0.09)          (0.19)        (0.25)
Net asset value, end of period                                                    $10.74          $13.59        $15.61
Total investment return at net asset value(3) (%)                                   8.30(4)        28.43         16.88
Total adjusted investment return at net asset value(3,5) (%)                        7.30(4)        28.12            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       1,111          12,187        34,170
Ratio of expenses to average net assets (%)                                         0.85(6)         0.85          0.74
Ratio of adjusted expenses to average net assets(7) (%)                             3.78(6)         1.16            --
Ratio of net investment income (loss) to average net assets (%)                     1.90(6)         1.81          1.88
Ratio of adjusted net investment income (loss) to average net assets(7) (%)        (1.03)(6)        1.50            --
Portfolio turnover rate (%)                                                           17              11            19
Fee reduction per share(2) ($)                                                      0.11            0.04            --

(1) Began operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

V.A. Bond Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks to generate a high level of current income consistent with prudent investment risk. In pursuing this goal, the fund normally invests in a diversified portfolio of debt securities. These include corporate bonds and debentures, as well as U.S. government and agency securities. Most of these securities are investment-grade, although the fund may invest up to 25% of assets in junk bonds rated as low as CC/Ca and their unrated equivalents. There is no limit on the fund's average maturity.

In managing the fund's portfolio, the managers concentrate on sector allocation, industry allocation and securities selection: deciding which types of bonds and industries to emphasize at a given time, and then which individual bonds to buy. When making sector and industry allocations, the managers try to anticipate shifts in the business cycle, using top-down analysis to determine which sectors and industries may benefit over the next 12 months.

In choosing individual securities, the managers use bottom-up research to find securities that appear comparatively undervalued. The managers look at bonds of all different quality levels and maturities from many different issuers, potentially including foreign governments and corporations.

The fund intends to keep its exposure to interest rate movements generally in line with those of its peers. The fund may use certain derivatives (investments whose value is based on indices, securities or currencies), especially in managing its exposure to interest rate risk, although it does not intend to use them extensively.

In abnormal market conditions, the fund may temporarily invest more than 35% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

James K. Ho, CFA
---------------------------------------
Executive vice president of adviser
Joined team in 1996
Joined adviser in 1985
Began career in 1977

Anthony A. Goodchild
---------------------------------------
Senior vice president of adviser
Joined team in 1998
Joined adviser in 1994
Began career in 1968

Benjamin Matthews
---------------------------------------
Vice president of adviser
Joined team in 1998
Joined adviser in 1995
Began career in 1970


Triet Nguyen
---------------------------------------
Vice president of adviser
Joined team in 1998
Joined adviser in 1998
Began career in 1980


PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                 1997     1998

                                                                 9.30%    9.41%

Best quarter: up 4.76%, third quarter 1998
Worst quarter: down 0.96%, first quarter 1997

Total return for the first three months of 1999: -0.41%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     9.41%        8.29%
 Life of fund - began 8/29/96                               9.96%        9.23%

Index: Lehman Brothers Corporate Bond Index, an unmanaged index of corporate bonds and Yankee bonds.

MAIN RISKS

[Clip Art] The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Junk bonds and foreign securities may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

o If interest rate movements cause the fund's mortgage-related and callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

Any U.S. government guarantees on portfolio securities do not apply to these securities' market value or current yield, or to fund shares.

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

-------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                      12/96(1)        12/97        12/98
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                              $10.00          $10.19       $10.36
Net investment income (loss)(2)                                                     0.23            0.68         0.63
Net realized and unrealized gain (loss) on investments                              0.21            0.24         0.32
Total from investment operations                                                    0.44            0.92         0.95
Less distributions:
  Dividends from net investment income                                             (0.23)          (0.68)       (0.63)
  Distributions from net realized gain on investments sold                         (0.02)          (0.07)       (0.17)
  Total distributions                                                              (0.25)          (0.75)       (0.80)
Net asset value, end of period                                                    $10.19          $10.36       $10.51
Total investment return at net asset value(3) (%)                                   4.42(4)         9.30         9.41
Total adjusted investment return at net asset value(3,5) (%)                        3.25(4)         7.52         8.82
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                       1,056           3,682       10,669
Ratio of expenses to average net assets (%)                                         0.75(6)         0.75         0.75
Ratio of adjusted expenses to average net assets(7) (%)                             4.15(6)         2.53         1.34
Ratio of net investment income (loss) to average net assets (%)                     6.69(6)         6.57         5.93
Ratio of adjusted net investment income (loss) to average net assets(7) (%)         3.29(6)         4.79         5.34
Portfolio turnover rate (%)                                                           45             193          367
Fee reduction per share(2) ($)                                                      0.12            0.18         0.06

(1) Began operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

V.A. Money Market Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks maximum current income consistent with capital preservation and liquidity. It invests only in high-quality money market instruments and seeks to maintain a stable share price of $1.

The fund invests only in dollar-denominated securities rated within the two highest short-term credit categories (and their unrated equivalents). These securities have a maximum remaining maturity of 397 days and may be issued by:

o  U.S. and foreign companies

o  U.S. and foreign banks

o  U.S. and foreign governments

o  U.S. agencies, states and municipalities

o International organizations such as the World Bank and the International Monetary Fund

The fund may also invest in repurchase agreements based on these securities. The fund maintains an average dollar-weighted maturity of 90 days or less.

In managing the portfolio, the management team searches aggressively for the best values on securities that meet the fund's credit and maturity requirements. The team tends to favor corporate securities and looks for relative yield advantages between, for example, a company's secured and unsecured short-term debt obligations.

================================================================================

PORTFOLIO MANAGERS

---------------------------------------
Team of money market research
analysts and portfolio managers

YIELD INFORMATION
---------------------------------------
For the fund's 7-day effective
yield, call 1-800-824-0335

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time. This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                  1997    1998

                                                                  4.88%   4.87%

Best quarter: up 1.25%, first quarter 1998
Worst quarter: up 1.12%, fourth quarter 1998

Total return for the first three months of 1999: 1.06%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                                         Fund
 1 year                                                                  4.87%
 Life of fund - began 8/29/96                                            4.76%

Main Risks

[Clip Art] The value of your investment will be most affected by short-term interest rates. If interest rates rise sharply, the fund could underperform its peers or lose money.

An issuer of securities held by the fund could default or have its credit rating downgraded.

Foreign investments carry additional risks, including inadequate or inaccurate financial information and social or political upheavals.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

-------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                      12/96(1)      12/97           12/98
-------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                               $1.00         $1.00           $1.00
Net investment income (loss)(2)                                                     0.02          0.05            0.05
Less distributions:
  Dividends from net investment income                                             (0.02)        (0.05)          (0.05)
Net asset value, end of period                                                     $1.00         $1.00           $1.00
Total investment return at net asset value(3) (%)                                   1.61(4)       4.88            4.87
Total adjusted investment return at net asset value(3,5) (%)                       (7.55)(4)      4.36              --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                         207         8,377          16,519
Ratio of expenses to average net assets (%)                                         0.75(6)       0.75            0.74
Ratio of adjusted expenses to average net assets(7) (%)                            27.48(6)       1.27              --
Ratio of net investment income (loss) to average net assets (%)                     4.68(6)       4.86            4.70
Ratio of adjusted net investment income (loss) to average net assets(7) (%)       (22.05)(6)      4.34              --
Fee reduction per share(2) ($)                                                      0.08          0.00(8)           --

(1) Began operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.
(8) Less than $0.01 per share.

V.A. Strategic Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following types of securities:

o foreign government and corporate debt securities from developed and emerging markets

o  U.S. government and agency securities

o  U.S. junk bonds

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

In managing the portfolio, the managers allocate assets among the three major sectors based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends.

Within each sector, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short- term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president of adviser
Joined team in 1996
Joined adviser in 1986
Began career in 1975

Arthur N. Calavritinos, CFA
---------------------------------------
Vice president of adviser
Joined team in 1996
Joined adviser in 1988
Began career in 1986

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
 Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                                  1997     1998

                                                                 11.77%    4.92%

Best quarter: up 6.28%, second quarter 1997
Worst quarter: down 2.79%, third quarter 1998

Total return for the first three months of 1999: 2.48%

--------------------------------------------------------------------------------
 Average annual total returns -- for periods ending 12/31/98
--------------------------------------------------------------------------------
                                                            Fund         Index
 1 year                                                     4.92%        9.47%
 Life of fund - began 8/29/96                               9.94%        10.42%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments don't perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political upheavals. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o  Certain derivatives could produce disproportionate gains or losses.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                                   12/96(1)        12/97        12/98
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                           $10.00          $10.30       $10.47
Net investment income (loss)(2)                                                                  0.27            0.91         0.85
Net realized and unrealized gain (loss) on investments and foreign currency transactions         0.36            0.26        (0.35)
Total from investment operations                                                                 0.63            1.17         0.50
Less distributions:
  Dividends from net investment income                                                          (0.27)          (0.91)       (0.85)
  Distributions from net realized gain on investments sold                                      (0.06)          (0.09)       (0.02)
  Total distributions                                                                           (0.33)          (1.00)       (0.87)
Net asset value, end of period                                                                 $10.30          $10.47       $10.10
Total investment return at net asset value(3) (%)                                                6.45(4)        11.77         4.92
Total adjusted investment return at net asset value(3,5) (%)                                     5.96(4)        11.25         4.84
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                    2,131           5,540       15,019
Ratio of expenses to average net assets (%)                                                      0.85(6)         0.85         0.85
Ratio of adjusted expenses to average net assets(7) (%)                                          2.28(6)         1.37         0.93
Ratio of net investment income (loss) to average net assets (%)                                  7.89(6)         8.77         8.19
Ratio of adjusted net investment income (loss) to average net assets(7) (%)                      6.46(6)         8.25         8.11
Portfolio turnover rate (%)                                                                        73             110           92
Fee reduction per share(2) ($)                                                                   0.05            0.05         0.01

(1) Began operations on August 29, 1996.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment.
(4) Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6) Annualized.
(7) Unreimbursed, without fee reduction.

Account information

--------------------------------------------------------------------------------
BUYING AND SELLING FUND SHARES

When you invest in a Declaration fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The shares are purchased at net asset value (NAV) and are generally credited to the separate account immediately after the fund accepts payment from the insurance company. In unusual circumstances or to protect shareholders, a fund may refuse a purchase order, especially when the adviser believes the order might be large enough to disrupt the fund's management. A fund may also temporarily suspend the offering of its shares.

Shares are sold at the next NAV to be determined after the fund accepts the sell request. The sales proceeds are normally forwarded by bank wire to the insurance company on the next business day. In unusual circumstances, the fund may temporarily suspend the processing of sell requests. It may also postpone the payment of sales proceeds for up to seven days or longer, as allowed by federal securities laws.

--------------------------------------------------------------------------------
VALUING FUND SHARES

The NAV for each fund is determined each business day at the close of business on the New York Stock Exchange (typically 4:00 P.M. Eastern Time). The Exchange is typically open Monday through Friday.

Except for V.A. Money Market Fund, which values its securities at amortized cost, securities in a fund's portfolio are generally valued on the basis of market quotations and valuations provided by independent pricing services. The fund may also value securities at fair value, especially if market quotations are not readily available or if the securities' value has been materially affected by events following the close of a foreign market. Fair value is determined according to procedures approved by the fund's board of trustees. If the fund uses this method, the securities' prices may be higher or lower than the same securities held by another fund using market quotations.

--------------------------------------------------------------------------------
FUND EXPENSES


Management fees The management fees paid to the investment adviser by the John Hancock Declaration funds last year are as follows:

--------------------------------------------------------------------------------
 Growth Funds                            % of net assets
--------------------------------------------------------------------------------
 V.A. Financial Industries Fund          0.80%

--------------------------------------------------------------------------------
 Growth & Income Funds
--------------------------------------------------------------------------------
 V.A. Core Equity Fund                   0.70%
 V.A. Sovereign Investors Fund           0.60%

--------------------------------------------------------------------------------
 Income Funds
--------------------------------------------------------------------------------
 V.A. Bond Fund                          0.50%
 V.A. Money Market Fund                  0.50%
 V.A. Strategic Income Fund              0.60%


The adviser pays subadvisory fees out of its own assets and no fund is responsible for paying a fee to its sub-adviser.

Expense limitation The adviser may reduce its fee or make other arrangements to limit each fund's expenses to a specified percentage of average daily net assets. The adviser has agreed to limit temporarily each fund's expenses to 0.25% of average net assets, excluding advisory fees, at least until May 1, 2000. If annual expenses fall below this limitation at the end of any fund's fiscal year, the adviser can impose the full fee and recover any other payments up to the amount of the limitation.

--------------------------------------------------------------------------------
DIVIDENDS AND TAXES

All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in the separate accounts holding these shares. For a discussion of the tax status of your variable contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account.


18  ACCOUNT INFORMATION

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

When you invest in a Declaration fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The diagram below shows the basic business structure used by the Declaration funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Declaration funds have the power to change the funds' investment goals without shareholder or contract holder approval.

Year 2000 compliance The adviser and the funds' service providers are taking steps to address any year 2000-related computer problems. However, there is some risk that these problems could disrupt the issuers in which the funds invest, the funds' operations or financial markets generally.

    [The following information was represented as a flow chart in the printed material.]

                      ------------------------------------
                                    Variable
                                contract holders
                      ------------------------------------

                      ------------------------------------
                                Insurance company
                                separate accounts
                      ------------------------------------

                      ------------------------------------
                                   Declaration
                                      funds
                      ------------------------------------

                      ------------------------------------
                                   Subadviser

                             Independence Investment
                                Associates, Inc.
                                 53 State Street
                                Boston, MA 02109

                          Provides portfolio management
                            to V.A. Core Equity Fund.
                      ------------------------------------

                      ------------------------------------
                               Investment adviser

                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                             Boston, MA 02199-7603

                        Manages the funds' business and
                             investment activities.
                      ------------------------------------

                      ------------------------------------
                                   Custodians

                           Investors Bank & Trust Co.

                       State Street Bank and Trust Company

                       Hold the funds' assets, settle all
                      portfolio trades and collect most of
                         the valuation data required for
                          calculating each fund's NAV.
                      ------------------------------------

                      ------------------------------------
                                    Trustees

                         Oversee the funds' activities.
                      ------------------------------------


                                                                FUND DETAILS  19

For more information

This prospectus should be used with the variable contract/product prospectus.

Two documents are available that offer further information on the John Hancock Declaration funds:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, and the auditors' report (in the annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Servicing Center
P.O. Box 9298
Boston, MA 02205-9298

By phone: 1-800-824-0335

On the Internet: www.jhancock.com/funds

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC

By phone: 1-800-SEC-0330

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-6009
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number: 811-07437

[LOGO] JOHN HANCOCK FUNDS
       A Global Investment Management Firm

       101 Huntington Avenue
       Boston, Massachusetts
       02199-7603

                                               (C) 1999 John Hancock Funds, Inc.
                                                                     RVA00P 8/99

       John Hancock(R)